GE Investments Funds, Inc.	Summary Prospectus May 1, 2012

Money Market Fund

Class  1  GMFXX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-493-3042 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

High level of current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.46%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.54%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$55	$173	$302	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in short-term, U.S. dollar-denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund invests consistent with regulatory standards governing security quality, maturity, liquidity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 60 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry. All of the Fund’s portfolio investments, at the time of purchase, must be rated in the two highest short-term rating categories (or their unrated equivalents), and, immediately after the acquisition of a portfolio investment, at least 97% of the Fund’s assets must be invested in portfolio investments rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization.

The investment adviser may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity, (ii) redemption requests, (iii) yield management and (iv) credit management.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Banking Industry Risk. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S., and investments may be less liquid.

It is possible to lose money on an investment in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a 90 Day U.S. Treasury bill index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-493-3042.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	1.25%	(quarter ended September 30, 2007)
Lowest	0.00%	(quarter ended December 31, 2011)
7-Day Yield	0.00%	(as of December 31, 2011)
7-Day Effective Yield	0.00%	(as of December 31, 2011)

Average Annual Total Returns (%)

(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class 1 (inception 7/1/85)	0.00	1.47	1.79
90 Day U.S. T-Bill (does not reflect fees, expenses, or taxes)	0.05	1.22	1.82

GE Investments Funds, Inc. Summary Prospectus

May 1, 2012

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Purchase and Sale of Fund Shares

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

GE Investments Funds, Inc. has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Tax Information

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. GE Investments Funds, Inc. and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

GEI SP MM 5-2012